UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

RSQ International Equity Fund

Annual Report	October 31, 2015

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-355-4RSQ; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholders:

November 27th 2015 marks the two year anniversary of the RSQ International Equity Fund (the “Fund”). As many of you know, our process is based on an international equity strategy that we created back in 1995 while working together at Julius Baer Investment Management. On May 1, 2015, Riad and I had the pleasure of celebrating our 20 year working relationship. While such partnerships tend to be rare in today’s investment management world, the fact is that the majority of the RSQ team has been together since those days at Julius Baer/Artio Global. This is a unique differentiator and one that we feel provides competitive advantages. Over this 20 year period, we have managed to add alpha for our investors.

For the year ended October 31, 2015, the RSQ International Equity Fund (Institutional Shares) returned -1.14%, outperforming the MSCI All Country World ex-U.S. Index return of -4.68%. While we do not like to lose money, we are pleased with our ability to provide investors with over 3.5% of excess return as well as some defensive characteristics. Over the course of the period, our downside capture ratio was around 86% with a maximum drawdown of -15.4% vs. -18.9% for the benchmark. Much of this was the result of our portfolio shifts to income and value over growth as well as our underweighting of Emerging Markets and commodity-linked investments. Our ability to tactically hedge currency exposures as warranted also helped.

The Fund is designed to harness structural tailwinds at the country, sector and company levels. Simply stated, we look for multi-year structural tailwinds and look to avoid structural headwinds. While our portfolio is built with a three-to-five-year horizon, we periodically adjust the portfolio to reflect changes in our theses or changes in the investment environment. Throughout the last year, our overweight and underweight themes were generally as follows:

Overweight Themes	Underweight Themes
European Banks	Emerging Markets
European Telecom	Commodities and Miners
Japan	Canada and Australia
Pharmaceuticals	Energy
Chinese Internet

From a regional perspective, we have been overweight Europe and Japan. We believe Europe is attractive based on relative valuations and strong tailwinds from the European Central Bank’s quantitative easing (QE) program which should help fight deflation, lower the Euro (EUR) and stimulate growth. Over the course of 2015, Western Europe

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

has been our largest regional exposure and our largest overweight emphasis. The Fund’s 60% average exposure to Europe was beneficial to performance as our regional allocation and stock selection both contributed to alpha. Our thesis for overweighting Japan has been based on improving corporate governance (along with increasing dividends, buybacks and mergers & acquisitions) as well as strong QE tailwinds from the Bank of Japan. Our Japanese overweight helped from an allocation perspective, although stock selection was a negative contributor to alpha. Lastly, with regards to Emerging Markets (EM), Canada and Australia, we have maintained sizable underweights. This is a strategic move as we foresee a 5-10 year headwind due to low global growth, a slowing Chinese economy and a decline in commodity prices. These allocation decisions were positive contributors to alpha.

The key tailwinds and headwinds we identify at the macro level also inform our sector emphasis. From this perspective, we favor life sciences, telecom carriers, European banks and Chinese internet players. We continue to remain underweight energy and mining companies as we believe the main trend in commodities is still to lower prices. However, we have recently added exposure to some energy, mining and more cyclical machinery companies. From a risk management perspective, it seems prudent to reduce the size of our resource underweights given the significant declines in commodity prices that have already occurred.

Going forward, we continue to expect macro risks to drive volatility in the markets over the short term. Plunging commodity prices, weaker economic growth expectations, pressure on stocks and currencies in commodity-rich countries and expectations for the U.S. Federal Reserve’s (Fed) first interest rate hike in almost a decade are all contributing to great uncertainty for international equity investors. The major wild card, however, is Emerging Markets. We believe we are in the midst of an Emerging Market currency crisis, fueled in part by plunging commodity prices and worsening current account balances. While many investors feel price action in EM and commodities is the result of the Fed or the Chinese growth scare, we take a different view. We believe that three bubbles are now collapsing simultaneously — the commodity bubble, the EM currency bubble and the EM equity bubble. Driven by China’s entry into the World Trade Organization (WTO) back in 2002, commodity prices jumped 5-10 times which created short-term supply/demand imbalances, causing commodity prices to go higher which created speculative money going into these countries. This created a virtuous circle of higher and higher commodity prices which led to higher and higher FX prices which led to higher and higher equity markets. We are now seeing the reverse image. Three bubbles are collapsing at a time when the Fed needs/wants to raise rates. This

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

creates huge macro risks and the potential for policy mistakes. It also creates opportunity. With EM in the early innings of some mean years, we think the sweet spot for international investors is Europe and Japan.

In conclusion, while we are happy and fortunate to celebrate 20 years of a successful working partnership between our team and our investors, it is the future of R Squared that really excites us. Throughout those 20 years, we have invested through many challenging market environments, and today’s market landscape is no exception. Macro risks have the potential to overwhelm international equity investors; currency risk, interest rate risk and political risk are all elevated. We understand the challenges these investors are facing with regards to their asset allocation decisions, and we believe we can help. Our investment process incorporates both rigorous fundamental research and macro perspectives as we seek to identify multi-year tailwinds and look to avoid structural headwinds. Additionally, our ability to tactically manage currency exposures and our background in fixed income could serve us well. The portfolio represents our highest conviction ideas and incorporates a risk-managed and diversified approach to international equity investing. We strongly believe that time-tested principles will generate long-term results for our shareholders. Lastly, it is important for you to know that our personal assets are invested alongside yours, and we take the stewardship of that capital very seriously.

We appreciate your continued confidence, and we thank you for being our partners in the RSQ International Equity Fund.

Best Regards,

Richard Pell

Chairman

Definitions

Alpha: Measures the difference between a fund’s actual returns and its expected performance, given its level of risk (as measured by beta). Alpha is often seen as a measure of the value added or subtracted by a portfolio manager.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

Downside Capture Ratio: Measures a fund’s performance in down markets relative to the market/benchmark itself. It is calculated by taking the fund’s downside capture return and dividing it by the benchmark’s downside capture return.

Mutual fund investing involves risk, including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. Emerging markets and small cap holdings involve heightened risk related to the same factors, as well as increased volatility and lower trading volume. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. The fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. The use of leverage by the fund managers may accelerate the velocity of potential losses.

RSQ Funds are distributed by SEI Investments Distribution Co., which is not affiliated with R Squared Capital Management or any other affiliate.

The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL RETURN TOTAL FOR PERIODS ENDED OCTOBER 31, 2015†
	One Year	Annualized Inception to Date*
Institutional Class	(1.14%)	(3.42%)
Investor Class	(1.31%)	(3.61%)
MSCI All Country World ex-U.S. Index	(4.68%)	(2.18%)

*	The RSQ International Equity Fund commenced operations on November 27, 2013.

†	If the Adviser had not waived a portion of its fee, the Fund’s return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Sector Weightings (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.3%
	Shares	Value

AUSTRALIA — 0.4%
Telstra	50,478	$194,216

BELGIUM — 3.7%
Anheuser-Busch InBev	3,185	383,540
KBC Groep	11,250	689,515
Telenet Group Holding*	13,710	804,173

		1,877,228

CANADA — 1.0%
Gildan Activewear	4,500	129,289
Restaurant Brands International	9,620	386,339

		515,628

CHILE — 0.4%
Antofagasta	27,437	222,920

CHINA — 5.3%
Baidu ADR*	2,030	380,564
China Mobile	18,000	215,129
China Unicom Hong Kong	134,000	165,001

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

CHINA — continued
JD.com ADR*	8,711	$240,598
Tencent Holdings	88,000	1,662,980

		2,664,272

CZECH REPUBLIC — 0.4%
Komercni banka a.s.	1,080	224,689

DENMARK — 1.1%
Novo Nordisk, Cl B	9,931	528,241

FRANCE — 8.6%
Airbus Group	3,689	257,282
BNP Paribas	8,158	498,334
Iliad	577	121,947
L’Oreal	903	165,273
LVMH Moet Hennessy Louis Vuitton	3,400	637,071
Orange	32,053	567,546
Pernod Ricard	4,338	514,238
Publicis Groupe	6,616	431,991
Remy Cointreau	3,543	248,258
Safran	5,550	423,797
Schneider Electric	4,109	250,279
Technip	4,380	230,704

		4,346,720

GERMANY — 9.8%
Bayer	4,607	617,498
Daimler	5,090	444,090
Deutsche Post	19,295	577,901
Deutsche Telekom	54,540	1,025,964
Fresenius	5,556	410,187
Infineon Technologies	42,213	523,076
Linde	2,343	408,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

GERMANY — continued
SAP	9,988	$792,700
Stabilus*	3,343	129,250

		4,929,268

HONG KONG — 2.8%
AIA Group	245,000	1,432,177

IRELAND — 3.5%
Bank of Ireland*	1,023,300	383,204
Paddy Power	4,955	575,819
Ryanair Holdings	53,325	794,648

		1,753,671

ITALY — 1.9%
Anima Holding (A)	33,150	326,827
Intesa Sanpaolo	177,103	620,770

		947,597

JAPAN — 17.4%
ANA Holdings	84,000	250,608
Astellas Pharma	19,400	282,363
Bank of Yokohama	41,000	255,951
Bridgestone	4,000	147,186
Central Japan Railway	2,400	438,442
Daikin Industries	7,000	450,579
Kao	8,400	431,189
Mitsubishi UFJ Financial Group	148,800	964,230
Mitsui Fudosan	5,000	136,038
Nidec	8,500	640,876
Nintendo	3,600	574,879
Nippon Telegraph & Telephone	16,400	604,970
Nitto Denko	6,600	423,174
Rakuten	31,900	442,396

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Seven & i Holdings	11,800	$535,164
SMC	500	128,506
Sumitomo Mitsui Financial Group	23,000	917,156
Suruga Bank	12,100	238,138
Suzuki Motor	7,000	229,327
Takeda Pharmaceutical	6,500	317,694
Toyota Motor	5,900	361,916

		8,770,782

NETHERLANDS — 2.5%
ASML Holding	11,661	1,091,655
NXP Semiconductors*	2,368	185,533

		1,277,188

NORWAY — 0.7%
Nordic Semiconductor*	76,350	369,763

SOUTH AFRICA — 1.6%
Naspers, Cl N	1,783	262,174
Steinhoff International Holdings	86,737	532,868

		795,042

SOUTH KOREA — 2.2%
Samsung Electronics	922	1,105,398

SPAIN — 1.9%
Merlin Properties Socimi‡	74,929	965,106

SWEDEN — 1.0%
Atlas Copco, Cl A	9,940	261,245
Sandvik	25,028	235,893

		497,138

SWITZERLAND — 6.7%
Nestle	9,537	731,789
Novartis	13,162	1,198,967

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

SWITZERLAND — continued
Roche Holding	5,394	$1,471,574

		3,402,330

TAIWAN — 1.3%
Taiwan Semiconductor Manufacturing ADR	28,835	633,217

UNITED KINGDOM — 20.6%
Barclays	59,330	212,592
BHP Billiton	20,580	331,278
BP	124,425	747,666
British American Tobacco	4,355	260,052
BT Group, Cl A	108,528	778,423
Compass Group	15,457	267,550
Dialog Semiconductor*	5,510	205,459
Henderson Group	92,543	409,451
HSBC Holdings	61,202	480,295
Imperial Tobacco Group	21,033	1,137,493
InterContinental Hotels Group	13,657	548,811
Liberty Global, Cl A*	9,483	422,183
Lloyds Banking Group	1,036,717	1,179,610
Prudential	21,331	501,524
Rolls-Royce Holdings	67,084	711,551
SABMiller	2,910	180,082
Schroders	5,417	249,341
Victrex	17,469	499,220
Vodafone Group	67,915	224,943
WPP	45,943	1,035,685

		10,383,209

UNITED STATES — 0.5%
Allergan*	800	246,776

TOTAL COMMON STOCK (Cost $46,984,932)		48,082,576

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

EXCHANGE TRADED FUNDS — 0.7%
	Shares	Value

iShares MSCI Philippines ETF	6,170	$217,246
Market Vectors Russia ETF	6,989	116,786

TOTAL EXCHANGE TRADED FUNDS (Cost $377,168)		334,032

TOTAL INVESTMENTS — 96.0% (Cost $47,362,100)		$48,416,608

Percentages are based on Net Assets of $50,452,041.

The outstanding forward foreign currency contracts held by the Fund at October 31, 2015 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Northern Trust Company	11/12/15-2/2/16	EUR	9,913,000	USD	11,090,103	$130,309
Goldman Sachs International	11/27/15	JPY	138,000,000	USD	1,160,070	16,095
Northern Trust Company	11/12/15-11/27/15	USD	6,072,339	EUR	5,333,000	(180,282)
Goldman Sachs International	11/27/15	USD	577,203	JPY	69,000,000	(5,215)

						$(39,093)

‡	Real Estate Investment Trust
*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

EUR — Euro

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at October 31, 2015:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$194,216	$—	$194,216
Belgium	—	1,877,228	—	1,877,228
Canada	515,628	—	—	515,628
Chile	—	222,920	—	222,920
China	621,162	2,043,110	—	2,664,272
Czech Republic	—	224,689	—	224,689
Denmark	—	528,241	—	528,241
France	—	4,346,720	—	4,346,720
Germany	129,250	4,800,018	—	4,929,268
Hong Kong	—	1,432,177	—	1,432,177
Ireland	1,753,671	—	—	1,753,671
Italy	326,827	620,770	—	947,597
Japan	—	8,770,782	—	8,770,782
Netherlands	185,533	1,091,655	—	1,277,188
Norway	—	369,763	—	369,763
South Africa	—	795,042	—	795,042
South Korea	—	1,105,398	—	1,105,398
Spain	965,106	—	—	965,106
Sweden	—	497,138	—	497,138
Switzerland	—	3,402,330	—	3,402,330
Taiwan	633,217	—	—	633,217
United Kingdom	422,183	9,961,026	—	10,383,209
United States	246,776	—	—	246,776

Total Common Stock	5,799,353	42,283,223	—	48,082,576

Exchange Traded Funds	334,032	—	—	334,032

Total Investments in Securities	$6,133,385	$42,283,223	$—	$48,416,608

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts^
Unrealized Appreciation	$—	$146,404	$—	$146,404
Unrealized Depreciation	—	(185,497)	—	(185,497)

Total Other Financial Instruments	$—	$(39,093)	$—	$(39,093)

^	Forwards contracts are value at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $42,283,223 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $47,362,100)	$48,416,608
Foreign Currency, at Value (Cost $1,889)	1,909
Receivable for investments sold	2,111,402
Cash Equivalents	206,598
Unrealized Appreciation on Forward Foreign Currency Contracts	146,404
Reclaim Receivable	117,250
Dividend Receivable	93,590
Receivable for Capital Shares Sold	2,000
Prepaid Expenses	20,731

Total Assets	51,116,492

Liabilities:
Payable for Investment Securities Purchased	377,978
Unrealized Depreciation on Forward Foreign Currency Contracts	185,497
Payable due to Administrator	11,890
Payable due to Adviser	10,905
Unrealized Loss on Foreign Spot Currency Contracts	7,030
Payable due to Trustees	2,162
Chief Compliance Officer Fees Payable	1,930
Distribution Fees payable	315
Other Accrued Expenses and Other Payables	66,744

Total Liabilities	664,451

Net Assets	$50,452,041

Net Assets Consist of:
Paid-in Capital	$55,307,155
Undistributed Net Investment Income	1,359,908
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(7,223,415)
Net Unrealized Appreciation on Investments	1,054,508
Net Unrealized Depreciation on Forward Foreign Currency Contracts and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(46,115)

Net Assets	$50,452,041

Institutional Class Shares:
Net Assets	$48,746,968
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,384,330
Net Asset Value, Offering and Redemption Price Per Share	$9.05

Investor Class Shares:
Net Assets	$1,705,073
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	188,780
Net Asset Value, Offering and Redemption Price Per Share	$9.03

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$1,093,382
Less: Foreign Taxes Withheld	(110,948)

Total Investment Income	982,434

Expenses:
Investment Advisory Fees	407,402
Administration Fees	139,999
Distribution Fees (Investor Class)	3,259
Chief Compliance Officer Fees	6,122
Trustees’ Fees	9,768
Transfer Agent Fees	71,456
Registration and Filing Fees	32,624
Legal Fees	30,055
Custodian Fees	27,396
Printing Fees	26,608
Audit Fees	21,800
Offering Costs (See Note 2)	5,476
Other Expenses	19,150

Total Expenses	801,115

Less:
Investment Advisory Fee Waiver	(237,668)
Fees Paid Indirectly (Note 4)	(3)

Net Expenses	563,444

Net Investment Income	418,990

Net Realized Gain (Loss) on:
Investments	(3,967,131)
Forward Contracts	1,342,071
Foreign Currency Transactions	(300,249)

Net Realized Loss	(2,925,309)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,125,293
Forwards Contracts	(321,823)
Foreign Currency Transactions and Translation of other Assets and Liabilities Denominated in Foreign Currencies	11,636

Net Change in Unrealized Appreciation	1,815,106

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(1,110,203)

Net Decrease in Net Assets Resulting from Operations	$(691,213)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Operations:
Net Investment Income	$418,990	$1,019,935
Net Realized Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,925,309)	(2,809,156)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Forward Foreign Currency Contracts and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,815,106	(806,713)

Net Decrease in Net Assets Resulting from Operations	(691,213)	(2,595,934)

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,541,662)	—
Investor Class Shares	(26,581)	—

Total Dividends and Distributions	(1,568,243)	—

Capital Share Transactions:(1)
Institutional Class Shares
Issued	1,285,338	50,680,140
Reinvestment of Dividends	1,541,661	—
Redeemed	(43,215)	—

Net Increase in Net Assets from Institutional Class Share Transactions	2,783,784	50,680,140

Investor Class Shares
Issued	1,243,000	895,709
Reinvestment of Dividends	7,021	—
Redeemed	(5,020)	(297,203)

Net Increase in Net Assets from Investor Class Share Transactions	1,245,001	598,506

Net Increase in Net Assets From Capital Share Transactions	4,028,785	51,278,646

Total Increase in Net Assets	1,769,329	48,682,712

Net Assets:
Beginning of Period	48,682,712	—

End of Period (including Undistributed Net Investment Income of $1,359,908 and $1,285,264, respectively)	$50,452,041	$48,682,712

*	Commenced operations on November 27, 2013.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Institutional Class Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$9.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.08	0.20
Net Realized and Unrealized Loss	(0.19)	(0.74)

Total from Investment Operations	(0.11)	(0.54)

Dividends from:
Net Investment Income	(0.30)	—

Total Dividends	(0.30)	—

Net Asset Value, End of Period	$9.05	$9.46

Total Return‡	(1.14)%	(5.40	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$48,747	$48,118
Ratio of Expenses to Average Net Assets(1)	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.57%	1.70	%††
Ratio of Net Investment Income to Average Net Assets	0.83%	2.19	%††
Portfolio Turnover Rate	121%	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total return is for the period indicated and has not been annualized.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Date & Ratios For a Share Outstanding Throughout Each Period

	Investor Class Shares
	Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$9.44	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.06	0.16
Net Realized and Unrealized Loss	(0.18)	(0.72)

Total from Investment Operations	(0.12)	(0.56)

Dividends from:
Net Investment Income	(0.29)	—

Total Dividends	(0.29)	—

Net Asset Value, End of Period	$9.03	$9.44

Total Return‡	(1.31)%	(5.60	)%†

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,705	$564
Ratio of Expenses to Average Net Assets(1)	1.35%	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.82%	2.07	%††
Ratio of Net Investment Income to Average Net Assets	0.65%	1.76	%††
Portfolio Turnover Rate	121%	107	%†††

*	Commenced operations on November 27, 2013.

**	Per share calculations were performed using average shares for the period.

‡	Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

†	Total return is for the period indicated and has not been annualized.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the RSQ International Equity Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund is diversified and it’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world, normally excluding the United States. Under normal market conditions, the Fund will invest in at least three countries outside the United States, and at least 65% of its net assets will be invested in non-U.S. companies, in both developed and emerging market countries. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund commenced operations on November 27, 2013.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the R Squared Capital Management L.P. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund enters into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2015, if applicable.

For the year ended October 31, 2015, the average balances of forward foreign currency exchange contracts were as follows:

Average Monthly Notional Contracts Purchased	$2,552,789
Average Monthly Notional Contracts Sold	$4,513,447

Over-the-Counter (“OTC”) Derivative Contracts — The risks of investing in OTC derivatives may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. The Fund is party to International Swap Dealers Association, Inc. (“ISDA”) master agreements. These agreements are with select counterparties and they govern transactions, including certain OTC derivative and foreign exchange contracts, entered into by the Trust on behalf of a Fund and the counterparty.

The ISDA master agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA master agreement. If the Fund’s net assets were to decline below an agreed upon level, the Fund may be required to terminate the existing contracts at the existing fair value.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s ISDA master agreements or other similar agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2015:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount Receivable from Counterparty
Forward currency contracts
Goldman Sachs International	$16,095	$(5,215)	$—	$10,880
Northern Trust Company	130,309	(130,309)	—	—

	$146,404	$(135,524)	$—	$10,880

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral excluding any independent amounts received by the Fund as of October 31, 2015:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount Payable to Counterparty
Forward currency contracts
Goldman Sachs International	$5,215	$(5,215)	$—	$—
Northern Trust Company	180,282	(130,309)	—	49,973

	$185,497	$(135,524)	$—	$49,973

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. For the year ended October 31, 2015, the Fund amortized the remaining offering costs of $5,476.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund was charged $139,999 for these services.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The annual distribution and/or service fee for Investor Class Shares of the Fund is 0.25%.

Brown Brothers Harriman acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

During the year ended October 31, 2015, the Fund earned cash management credits of $3 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective November 27, 2013) to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, until February 28, 2016. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived, during which this agreement was in place.

As of October 31, 2015, fees which were previously waived by the Adviser that can be recaptured up to the expense cap in place at the time the expenses were waived, $278,713 and $237,668 expiring in 2017 and 2018, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

6. Share Transactions:

	Year Ended October 31, 2015	Period Ended October 31, 2014*
Shares Transactions:
Institutional Class Shares
Issued	133,009	5,086,313
Reinvestment of Dividends	169,787	—
Redeemed	(4,779)	—

Increase in Institutional Class Shares	298,017	5,086,313

Investor Class Shares
Issued	128,816	90,569
Reinvestment of Dividends	773	—
Redeemed	(558)	(30,820)

Increase in Investor Class Shares	129,031	59,749

*	Commenced operations on November 27, 2013.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2015, were as follows:

Purchases
U.S. Government	$—
Other	62,377,732
Sales
U.S. Government	$—
Other	58,131,283

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences are primarily attributable to foreign exchange gain/loss and sale of investments in passive foreign investment companies (PFICs) have been reclassified to (from) the following accounts:

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,223,897	$(1,223,897)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

Ordinary Income
2015	$1,568,243
2014	—

As of October 31, 2015, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$1,370,422
Capital Loss Carryforwards	(7,058,458)
Unrealized Appreciation	786,798
Other Temporary Differences	46,124

Total Accumulated Losses	$(4,855,114)

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$6,533,683	$524,775	$7,058,458

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and passive foreign investment companies. Wash sale loss

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

deferrals cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$47,583,695	$2,734,125	$(1,901,212)	$832,913

9. Concentration of Risks:

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned, if applicable.

10. Other:

On October 31, 2015, the number of shareholders below held the following percentage of the outstanding shares of the Fund:

	# of Shareholders	% of Outstanding Shares
Institutional Class	3	100%
Investor Class	2	97%

The Institutional Class shareholders are comprised of two omnibus accounts which are held on behalf of various individual shareholders and one account which is an affiliate of the Adviser. The Investor Class shareholders are comprised of one omnibus account which is held on behalf of various individual shareholders and one account which is an affiliate of the Adviser.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

RSQ International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RSQ International Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period November 27, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited) — concluded

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$928.20	1.10%	$5.35
Investor Class Shares	1,000.00	927.10	1.35	6.56

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.66	1.10%	$5.60
Investor Class Shares	1,000.00	1,018.40	1.35	6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-355-4RSQ. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, The Advisors’ Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	RSQ INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)	Foreign Tax Credit(6)
0.00%	100.00%	100.00%	3.62%	83.55%	0.00%	0.00%	0.00%	4.29%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions).

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2015. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2015. The total amount of foreign source income is $1,052,672. The total amount of foreign tax paid is $70,238. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

RSQ International Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-355-4RSQ

Adviser:

R Squared Capital Management L.P.

299 Park Avenue, 6th Floor

New York, NY 10171

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

RSQ-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$136,800	$0	$0	$110,750	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$220,000	$0	$0	$200,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,605	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $200,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.